--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND OF MERCURY V.I. FUNDS, INC.

ANNUAL REPORT
DECEMBER 31, 2001

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Annual Report
December 31, 2001
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund Management selects from among those included in the Russell 1000 Growth Index. Our investment process attempts to add value to the Fund through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selections.

We assumed management responsibility for Merrill Lynch Large Cap Growth Focus Fund (formerly Mercury VI U.S. Large Cap Fund of Mercury V.I. Funds, Inc.) on April 23, 2001. At that time, we changed the portfolio's benchmark from the Standard & Poor's 500 (S&P 500) Index to the Russell 1000 Growth Index. The reason for this change has to do with our investment process. In managing a growth-oriented portfolio of stocks, we use the Russell 1000 Growth Index as both our universe and our benchmark. In other words, only constituents of the Russell 1000 Growth Index are candidates for inclusion in the portfolio, and when we measure our performance, it is versus the Russell 1000 Growth Index. In summary, for our investment process, we find the Russell 1000 Growth Index to be more suitable than the S&P 500 Index.

FISCAL YEAR IN REVIEW

For the 12-month period ended December 31, 2001, the Fund's Class A Shares had a total return of -9.32%. Despite this negative absolute return, on a relative basis the Fund was 1,110 basis points (11.1%) ahead of its benchmark, the unmanaged Russell 1000 Growth Index, which had a total return of -20.42% for the same period.

After moving a little more cyclically in the portfolio during the late summer and early fall of 2001, the portfolio became somewhat defensive again. During the period, we added to our positions in health care and consumer staples and reduced weightings in information technology, utilities and energy. Our largest purchases included AOL Time Warner, Cendant Corporation, First Data Corporation, and SICOR Inc. Largest sales included AOL Time Warner, General Electric Company, Merck & Co., Inc. and Pfizer Inc. We continued to concentrate on sectors and stocks with near-term earnings deliverability and reasonable valuations. As a result, we are above benchmark weights in consumer discretionary and health care and below benchmark weights in information technology and financials. We remain tilted toward the lower end of the permissible capitalization range, anticipating continued outperformance of mid cap and large cap securities relative to mega cap securities.

As for the current market environment, we believe the worst bear market in a generation ended on September 21, 2001, following the tragic events of September
11. With major averages declining more than 30% from their 2000 peak levels, the technology-heavy NASDAQ declined more than 70% as the bubble burst. While a first quarter 2002 correction seems likely, the magnitude of the cyclical policy responses should support further upward price momentum. Hopefully, volatility will subside to some extent from the record setting levels of 2000 and 2001.

Significant changes occurred within the portfolio during the latter half of the period (post-September 11), as the market physically shifted from defense to offense. While we expect an economic recovery to unfold in 2002, we believe the market is somewhat ahead of fundamentals.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Annual Report (Continued)
December 31, 2001
--------------------------------------------------------------------------------

IN CONCLUSION

We appreciate your investment in Merrill Lynch Large Cap Growth Focus Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Trustee

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

February 7, 2002

--------------------------------------------------------------------------------

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Performance Information
December 31, 2001
--------------------------------------------------------------------------------
                   TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                                 MERRILL LYNCH LARGE CAP
                                                   GROWTH FOCUS FUND+-         RUSSELL 1000 GROWTH        STANDARD & POOR'S 500
                                                     CLASS A SHARES*                 INDEX++                    INDEX+++
                                                 -----------------------       -------------------        ---------------------
4/30/99**                                               10000.00                    10000.00                    10000.00
12/99                                                   12094.00                    12504.00                    11100.00
12/00                                                   10165.00                     9700.00                    10089.00
12/01                                                    9218.00                     7719.00                     8891.00

* Assuming transaction costs and other operating expenses, including advisory fees.

** Commencement of operations.

+ The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++ This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

+++ This unmanaged broad-based Index is comprised of common stocks.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*

----------------------------------------------------------------------
CLASS A SHARES                                                % RETURN
----------------------------------------------------------------------
One Year Ended 12/31/01                                        -9.32%
----------------------------------------------------------------------
Inception (4/30/99) to 12/31/01                                -3.00%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

-------------------------------------------------------------------------------------------------------------
                                                                6-MONTH         12-MONTH      SINCE INCEPTION
                  AS OF DECEMBER 31, 2001                     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Class A Shares                                                   -5.85%          -9.32%            -7.82%
-------------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

  Past results shown should not be considered a representation of future performance.
--------------------------------------------------------------------------------

Important Tax Information (unaudited)
--------------------------------------------------------------------------------

All of the ordinary income distributions paid by Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc. to shareholders of record on March 1, 2001 qualify for the dividends received deduction for corporations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Schedule of Investments as of December 31, 2001
--------------------------------------------------------------------------------

                             SHARES                                                                            PERCENT OF
INDUSTRY                      HELD                          COMMON STOCKS                           VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    11,500    +Constellation Brands, Inc. (Class A)                     $   492,775       1.0%
-------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                 9,700    +Genzyme Corporation                                          580,545       1.2
                              7,600    +IDEC Pharmaceuticals Corporation                             523,792       1.1
                             13,500    +Techne Corporation                                           497,475       1.1
                              4,100    +Wellpoint Health Networks Inc.                               479,085       1.0
                                                                                                 -----------     -----
                                                                                                   2,080,897       4.4
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                   10,500    +Apollo Group, Inc. (Class A)                                 472,605       1.0
SERVICES & SUPPLIES           6,100    +The BISYS Group, Inc.                                        390,339       0.8
                             28,600    +Cendant Corporation                                          560,846       1.2
                             19,800    +Concord EFS, Inc.                                            649,044       1.4
                              9,800    First Data Corporation                                        768,810       1.6
                             12,700    +Fiserv, Inc.                                                 537,464       1.1
                             12,500    H & R Block, Inc.                                             558,750       1.2
                             10,600    Pitney Bowes Inc.                                             398,666       0.8
                                                                                                 -----------     -----
                                                                                                   4,336,524       9.1
-------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS               28,200    +Advanced Fibre Communications, Inc.                          497,730       1.0
EQUIPMENT                    13,500    +Cisco Systems, Inc.                                          244,485       0.5
                             17,000    Harris Corporation                                            518,670       1.1
                                                                                                 -----------     -----
                                                                                                   1,260,885       2.6
-------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                  11,300    +Dell Computer Corporation                                    306,908       0.7
PERIPHERALS                   2,800    International Business Machines Corporation                   338,688       0.7
                             23,900    +Storage Technology Corporation                               494,013       1.0
                                                                                                 -----------     -----
                                                                                                   1,139,609       2.4
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS                 12,300    +Ingram Micro Inc. (Class A)                                  213,036       0.4
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS        5,700    Allied Capital Corporation                                    148,200       0.3
                             11,000    Fannie Mae                                                    719,400       1.5
                              6,800    USA Education Inc.                                            571,336       1.2
                                                                                                 -----------     -----
                                                                                                   1,438,936       3.0
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   7,100    +Quest Diagnostics Incorporated                               509,141       1.1
TELECOMMUNICATION
SERVICES
-------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &       11,100    +Tech Data Corporation                                        478,743       1.0
INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------
FOODS                        11,500    +Whole Foods Market, Inc.                                     500,940       1.0
-------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                  11,100    Beckman Coulter Inc.                                          491,730       1.0
EQUIPMENT & SUPPLIES         16,800    Biomet, Inc.                                                  519,120       1.1
                             17,200    +Boston Scientific Corporation                                414,864       0.9
                             18,500    +Cytyc Corporation                                            482,850       1.0
                              3,900    DENTSPLY International Inc.                                   195,780       0.4
                             12,100    +Henry Schein, Inc.                                           447,821       0.9
                              3,300    +ResMed Inc.                                                  177,936       0.4
                              7,100    +St. Jude Medical, Inc.                                       551,315       1.2
                              9,300    Stryker Corporation                                           542,841       1.1
                                                                                                 -----------     -----
                                                                                                   3,824,257       8.0
-------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                  32,500    +Caremark Rx, Inc.                                            530,075       1.1
PROVIDERS & SERVICES         20,400    +DaVita, Inc.                                                 498,780       1.0
                              8,400    +Express Scripts, Inc. (Class A)                              392,784       0.8
                             15,800    +First Health Group Corp.                                     390,892       0.8
                             11,300    HCA Inc.                                                      435,502       0.9
                             22,700    +Health Management Associates, Inc. (Class A)                 417,680       0.9
                             16,600    +Lincare Holdings Inc.                                        475,590       1.0
                              7,500    Omnicare, Inc.                                                186,600       0.4
                             17,000    +Oxford Health Plans, Inc.                                    512,380       1.1
                              8,800    +Pharmaceutical Product Development, Inc.                     283,888       0.6
                              8,100    +Tenet Healthcare Corporation                                 475,632       1.0
                              9,500    UnitedHealth Group Incorporated                               672,315       1.4
                                                                                                 -----------     -----
                                                                                                   5,272,118      11.0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Schedule of Investments as of December 31, 2001 (Concluded)
--------------------------------------------------------------------------------

                             SHARES                                                                            PERCENT OF
INDUSTRY                      HELD                          COMMON STOCKS                           VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &        13,500    Darden Restaurants, Inc.                                  $   477,900       1.0%
LEISURE                      13,000    +Harrah's Entertainment, Inc.                                 481,130       1.0
                              8,300    +International Game Technology                                566,890       1.2
                              8,000    International Speedway Corp. (Class A)                        312,720       0.6
                                                                                                 -----------     -----
                                                                                                   1,838,640       3.8
-------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            8,100    The Procter & Gamble Company                                  640,953       1.3
-------------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES     10,800    Electronic Data Systems Corporation                           740,340       1.5
-------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES     65,500    General Electric Company                                    2,625,240       5.5
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                     2,300    American International Group, Inc.                            182,620       0.4
                              5,500    Arthur J. Gallagher & Co.                                     189,695       0.4
                                                                                                 -----------     -----
                                                                                                     372,315       0.8
-------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL     8,100    +eBay Inc.                                                    541,809       1.1
-------------------------------------------------------------------------------------------------------------------------
MEDIA                         8,900    +AOL Time Warner Inc.                                         285,690       0.6
-------------------------------------------------------------------------------------------------------------------------
METALS & MINING              33,500    +Freeport-McMoRan Copper & Gold, Inc. (Class B)               448,565       0.9
                             12,600    McKesson HBOC, Inc.                                           471,240       1.0
                                                                                                 -----------     -----
                                                                                                     919,805       1.9
-------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL              9,100    +BJ's Wholesale Club, Inc.                                    401,310       0.9
                              8,400    Wal-Mart Stores, Inc.                                         483,420       1.0
                                                                                                 -----------     -----
                                                                                                     884,730       1.9
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               6,300    +Barr Laboratories, Inc.                                      499,968       1.0
                              7,500    +Forest Laboratories, Inc.                                    614,625       1.3
                              9,100    Johnson & Johnson                                             537,810       1.1
                             13,700    +King Pharmaceuticals, Inc.                                   577,181       1.2
                              8,400    +Medicis Pharmaceutical (Class A)                             542,556       1.1
                             13,700    Mylan Laboratories, Inc.                                      513,750       1.1
                             36,700    Pfizer Inc.                                                 1,462,495       3.1
                             27,400    +SICOR Inc.                                                   427,988       0.9
                              7,300    +Trigon Healthcare, Inc.                                      506,985       1.1
                                                                                                 -----------     -----
                                                                                                   5,683,358      11.9
-------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT &    31,500    Intel Corporation                                             990,360       2.1
PRODUCTS
-------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     13,000    Autodesk, Inc.                                                484,250       1.0
                              9,700    +Cerner Corporation                                           484,224       1.0
                             39,700    +Compuware Corporation                                        468,063       1.0
                             25,200    +Microsoft Corporation                                      1,669,500       3.5
                              8,800    +NVIDIA Corporation                                           588,720       1.2
                             19,700    +Network Associates, Inc.                                     509,245       1.1
                              7,800    +Symantec Corporation                                         517,374       1.1
                                                                                                 -----------     -----
                                                                                                   4,721,376       9.9
-------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL             38,000    +AutoNation, Inc.                                             468,540       1.0
                              6,800    +AutoZone, Inc.                                               488,240       1.0
                             18,200    +Bed Bath & Beyond Inc.                                       616,616       1.3
                              8,800    +Best Buy Co., Inc.                                           655,424       1.4
                             18,200    Blockbuster Inc. (Class A)                                    458,640       1.0
                             30,200    +Foot Locker, Inc.                                            472,630       1.0
                              2,400    The Home Depot, Inc.                                          122,424       0.2
                             17,800    Lowe's Companies, Inc.                                        826,098       1.7
                             15,500    The TJX Companies, Inc.                                       617,830       1.3
                                                                                                 -----------     -----
                                                                                                   4,726,442       9.9
-------------------------------------------------------------------------------------------------------------------------
TOBACCO                      18,500    Philip Morris Companies Inc.                                  848,225       1.8
                             14,100    UST Inc.                                                      493,500       1.0
                                                                                                 -----------     -----
                                                                                                   1,341,725       2.8
-------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS (COST -- $43,925,733)                    47,860,644     100.0
                                       OTHER ASSETS LESS LIABILITIES                                   6,882       0.0
                                                                                                 -----------     -----
                                       NET ASSETS                                                $47,867,526     100.0%
                                                                                                 ===========     =====
-------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Statement of Assets and Liabilities as of December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $43,925,733)......                    $ 47,860,644
Cash........................................................                          88,042
Receivables:
  Securities sold...........................................    $    195,713
  Dividends.................................................          30,519
  Capital shares sold.......................................          11,111         237,343
                                                                ------------
Prepaid expenses............................................                          48,305
                                                                                ------------
  Total assets..............................................                      48,234,334
                                                                                ------------
LIABILITIES:
Payables:
  Securities purchased......................................         310,120
  Investment adviser........................................          26,098
  Capital shares redeemed...................................           4,234         340,452
                                                                ------------
Accrued expenses and other liabilities......................                          26,356
                                                                                ------------
  Total liabilities.........................................                         366,808
                                                                                ------------
NET ASSETS:
Net assets..................................................                    $ 47,867,526
                                                                                ============
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................                    $        531
Paid-in capital in excess of par............................                      58,373,336
Accumulated realized capital losses on investments -- net...    $(14,441,252)
Unrealized appreciation on investments -- net...............       3,934,911
                                                                ------------
Total accumulated losses -- net.............................                     (10,506,341)
                                                                                ------------
NET ASSETS..................................................                    $ 47,867,526
                                                                                ============
NET ASSET VALUE:
Class A -- Based on net assets of $47,867,526 and 5,306,032
  shares outstanding........................................                    $       9.02
                                                                                ============

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Statement of Operations for the Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $38 foreign withholding tax)..............                $    389,521
Interest....................................................                      25,164
                                                                            ------------
Total income................................................                     414,685
                                                                            ------------
EXPENSES:
Investment advisory fees....................................    $314,268
Professional fees...........................................     106,098
Printing and shareholder reports............................      33,107
Accounting services.........................................      32,437
Custodian fees..............................................      30,584
Directors' fees and expenses................................      25,770
Transfer agent fees.........................................       2,499
Registration fees...........................................       1,925
Pricing fees................................................         752
Other.......................................................       6,205
                                                                --------
Total expenses..............................................                     553,645
                                                                            ------------
Investment loss -- net......................................                    (138,960)
                                                                            ------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
Realized loss from investments -- net.......................                 (13,241,519)
Change in unrealized appreciation/depreciation on
  investments -- net........................................                   8,382,143
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ (4,998,336)
                                                                            ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            FOR THE
                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                                -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                  2001               2000
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................    $   (138,960)      $     (8,932)
Realized loss on investments -- net.........................     (13,241,519)          (326,397)
Change in unrealized appreciation/depreciation on
  investments -- net........................................       8,382,143         (7,582,964)
                                                                ------------       ------------
Net decrease in net assets resulting from operations........      (4,998,336)        (7,918,293)
                                                                ------------       ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income -- net:
  Class A...................................................         (12,146)                --
In excess of investment income -- net:
  Class A...................................................              --            (16,005)
In excess of realized gain on investments -- net:
  Class A...................................................              --           (772,841)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................         (12,146)          (788,846)
                                                                ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................       1,573,335         35,997,965
                                                                ------------       ------------
NET ASSETS:
Total increase (decrease) in net assets.....................      (3,437,147)        27,290,826
Beginning of year...........................................      51,304,673         24,013,847
                                                                ------------       ------------
End of year*................................................    $ 47,867,526       $ 51,304,673
                                                                ============       ============
* Undistributed investment income -- net....................    $         --       $     12,145
                                                                ============       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION                                CLASS A
PROVIDED IN THE FINANCIAL STATEMENTS.                              -----------------------------------------------
                                                                     FOR THE YEAR ENDED          FOR THE PERIOD
                                                                        DECEMBER 31,            APRIL 30, 1999+
                                                                   -----------------------      TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                             2001            2000              1999
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $  9.95         $ 12.03          $ 10.00
                                                                   -------         -------          -------
Investment loss -- net......................................          (.03)++++         --++             --++
Realized and unrealized gain (loss) on investments -- net...          (.90)          (1.93)            2.10
                                                                   -------         -------          -------
Total from investment operations............................          (.93)          (1.93)            2.10
                                                                   -------         -------          -------
Less dividends and distributions:
  Investment income -- net..................................            --++            --               --
  In excess of investment income -- net.....................            --              --++           (.04)
  In excess of realized gain on investments -- net..........            --            (.15)            (.03)
                                                                   -------         -------          -------
Total dividends and distributions...........................            --++          (.15)            (.07)
                                                                   -------         -------          -------
Net asset value, end of period..............................       $  9.02         $  9.95          $ 12.03
                                                                   =======         =======          =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        (9.32%)        (15.95%)          20.94%+++
                                                                   =======         =======          =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................         1.15%           1.21%            1.25%*
                                                                   =======         =======          =======
Expenses....................................................         1.15%           1.34%            2.83%*
                                                                   =======         =======          =======
Investment loss -- net......................................         (.29%)          (.02%)           (.07%)*
                                                                   =======         =======          =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $47,868         $51,305          $24,014
                                                                   =======         =======          =======
Portfolio turnover..........................................       172.49%          75.08%           37.25%
                                                                   =======         =======          =======

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+ Commencement of operations.
++ Amount is less than $.01 per share.
+++ Aggregate total investment return.
++++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Large Cap Growth Focus Fund (the "Fund") (formerly Mercury V.I. U.S. Large Cap Fund) is a series of Mercury V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

- Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to post-October losses.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $138,961 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $2 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

MLIM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Fund Asset Management, L.P. ("FAM"), another indirect, wholly-owned subsidiary of ML & Co., with respect to the Fund, pursuant to which FAM provides investment advisory services with respect to the Fund's daily cash assets. MLIM has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIM actually receives for providing services to the Corporation pursuant to the Investment Advisory Agreement.

MLIM has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to the Class A Shares and Class B Shares, respectively.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed MLIM an aggregate of $3,124 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Corporation are officers and/or directors of MLIM, FAM, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $85,533,137 and $82,588,908, respectively.

Net realized losses for the year ended December 31, 2001 and net unrealized gains as of December 31, 2001 were as follows:

                                                                REALIZED      UNREALIZED
                                                                 LOSSES         GAINS
----------------------------------------------------------------------------------------
Long-term investments.......................................  $(13,241,519)   $3,934,911
                                                              ------------    ----------
Total investments...........................................  $(13,241,519)   $3,934,911
                                                              ============    ==========

As of December 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,018,604, of which $5,187,350 related to appreciated securities and $2,168,746 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $44,842,040.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                                                              DOLLAR
CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2001             SHARES        AMOUNT
---------------------------------------------------------------------------------------
Shares sold.................................................   1,248,220    $11,493,873
Shares issued to shareholders in reinvestment of
  dividends.................................................       1,326         12,147
                                                              ----------    -----------
Total issued................................................   1,249,546     11,506,020
Shares redeemed.............................................  (1,099,442)    (9,932,685)
                                                              ----------    -----------
Net increase................................................     150,104    $ 1,573,335
                                                              ==========    ===========

                                                                              DOLLAR
CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2000             SHARES        AMOUNT
---------------------------------------------------------------------------------------
Shares sold.................................................   3,464,870    $39,662,704
Shares issued to shareholders in reinvestment of dividends
  and distributions.........................................      81,831        788,845
                                                              ----------    -----------
Total issued................................................   3,546,701     40,451,549
Shares redeemed.............................................    (386,782)    (4,453,584)
                                                              ----------    -----------
Net increase................................................   3,159,919    $35,997,965
                                                              ==========    ===========

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

                                                              12/31/2001    12/31/2000
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income...........................................   $12,146       $ 16,005
  Net long-term capital gains...............................        --        772,841
                                                               -------       --------
Total taxable distributions.................................   $12,146       $788,846
                                                               =======       ========
--------------------------------------------------------------------------------------

As of December 31, 2001, the components of accumulated earnings (losses) on a tax basis were as follows:

--------------------------------------------------------------------------
  Undistributed ordinary income -- net......................  $         --
  Undistributed long-term capital gains -- net..............            --
                                                              ------------
  Total undistributed earnings -- net.......................            --
                                                              ------------
  Capital loss carryforward.................................   (11,984,238)*
  Unrealized gains (losses) -- net..........................     1,477,897**
                                                              ------------
  Total accumulated earnings (losses) -- net................  $(10,506,341)
                                                              ============
--------------------------------------------------------------------------

* On December 31, 2001, the Fund had a net capital loss carryforward of approximately $11,984,238, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND OF
MERCURY V.I. FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc. (formerly Mercury V.I. U.S. Large Cap Fund of Mercury V.I. Funds, Inc.) as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respectively stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 12, 2002

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Officers and Directors
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                                                                   FUND COMPLEX
                              POSITION(S) HELD       LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN
    NAME, ADDRESS & AGE          WITH FUND          TIME SERVED          DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
Terry K. Glenn*                President and      1999 to present    Chairman, Americas Region         196
800 Scudders Mill Road         Director                              since 2001, and Executive
Plainsboro, New Jersey 08536                                         Vice President since 1983
Age: 61                                                              of Fund Asset Management
                                                                     ("FAM") and Merrill Lynch
                                                                     Investment Managers, L.P.
                                                                     ("MLIM"); President of
                                                                     Merrill Lynch Mutual Funds
                                                                     since 1999; President of
                                                                     FAM Distributors, Inc.
                                                                     ("FAMD") since 1986 and
                                                                     Director thereof since
                                                                     1991; Executive Vice
                                                                     President and Director of
                                                                     Princeton Services, Inc.
                                                                     ("Princeton Services")
                                                                     since 1993; President of
                                                                     Princeton Administrators,
                                                                     L.P. since 1988; Director
                                                                     of Financial Data Services,
                                                                     Inc., since 1985.
----------------------------------------------------------------------------------------------------------------

----------------------------  -------------------

                              OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE        HELD BY DIRECTOR
----------------------------  -------------------
Terry K. Glenn*                   None
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Age: 61
---------------------------------------------------------------------

INDEPENDENT DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                 FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED+          DURING PAST 5 YEARS        BY DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim                Director           1998 to present   Professor of Finance and            15         Outward Bound USA;
410 Uris Hall                                                     Economics at the Columbia                      Wave Hill, Inc.
Columbia University                                               University Graduate School of
New York, New York, 10027                                         Business since 1991.
Age: 61
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn               Director           1996 to present   Retired                             20         None
340 East 72nd Street
New York, New York 10021
Age: 62
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester               Director           1998 to present   Industrial Bank of Japan            20         Adept Inc.;
Harvard Business School                                           Professor of Finance, Senior                   Security Leasing
Morgan Hall 393                                                   Associate Dean and Chairman                    Partners
Soldiers Field                                                    of the MBA Program of Harvard
Boston, Massachusetts 02163                                       University Graduate School of
Age: 49                                                           Business Administration since
                                                                  1999; James R. Williston
                                                                  Professor of Business
                                                                  Administration of Harvard
                                                                  University Graduate School of
                                                                  Business from 1997 to 1999.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment Companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman
 (Americas Region) and Executive Vice President of FAM and MLIM; President of
  FAMD; Executive Vice President of Princeton Services; and

 President of Princeton Administrators, L.P. The Director's term is unlimited.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Officers and Directors (Concluded)
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONCLUDED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                 FUND COMPLEX
                             POSITION(S) HELD      LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS
    NAME, ADDRESS & AGE         WITH FUND        TIME SERVED+          DURING PAST 5 YEARS        BY DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards,            Director           1998 to present   President, Robards & Company        15         Enable Medical
Robards & Company,                                                                                               Corp.; AtriCure,
173 Riverside Drive,                                                                                             Inc.
New York, New York 10024
Age: 51
------------------------------------------------------------------------------------------------------------------------------------

FUND OFFICERS

-----------------------------------------------------------------------
                               POSITION(S) HELD         LENGTH OF
    NAME, ADDRESS & AGE           WITH FUND            TIME SERVED
-----------------------------------------------------------------------
Donald C. Burke               Vice President       Vice President since
P.O. Box 9011                 and                  1998 and Treasurer
Princeton, New Jersey         Treasurer            since 1999
08543-9011
Age: 41
-----------------------------------------------------------------------
Peter John Gibbs              Senior Vice          2000 to present
33 King William Street        President
London, EC4R 9AS, England
Age: 42
-----------------------------------------------------------------------
Allan J. Oster,               Secretary            2000 to present
P.O. Box 9011,
Princeton, New Jersey
08543-9011
Age: 37
-----------------------------------------------------------------------

---------------------------  ------------------------------------------------------------

    NAME, ADDRESS & AGE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------  ------------------------------------------------------------
Donald C. Burke              First Vice President of FAM and MLIM since 1997 and the
P.O. Box 9011                Treasurer thereof since 1999; Senior Vice President and
Princeton, New Jersey        Treasurer of Princeton Services since 1999; Vice President
08543-9011                   of FAMD since 1999; Vice President of FAM and MLIM from 1990
Age: 41                      to 1997; Director of Taxation of MLIM since 1990.
-----------------------------------------------------------------------
Peter John Gibbs             Chairman and Chief Executive Officer of Merrill Lynch
33 King William Street       International since 1998; Director of Mercury Asset
London, EC4R 9AS, England    Management International Channel Islands Ltd. since 1997.
Age: 42
-----------------------------------------------------------------------
Allan J. Oster,              Vice President (Legal Advisory) of MLIM since 2000; Attorney
P.O. Box 9011,               with MLIM since 1999; Associate of Drinker, Biddle & Reath
Princeton, New Jersey        from 1996 to 1999; Senior Counsel of US Securities and
08543-9011                   Exchange Commission from 1991 to 1996.
Age: 37
-----------------------------------------------------------------------

+ The Director's term is unlimited.

--------------------------------------------------------------------------------

Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.
--------------------------------------------------------------------------------

CUSTODIAN                                                     TRANSFER AGENT
Brown Brothers Harriman & Co.                                 Financial Data Services, Inc.
40 Water Street                                               P.O. Box 44062
Boston, MA 02109-3661                                         Jacksonville, Florida 32232-4062
                                                              (888) 763-2260

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Large Cap Growth Focus Fund of
Mercury V.I. Funds, Inc.
Box 9011
Princeton, N.J.
08543-9011

[RECYCLE LOGO]  Printed on post-consumer recycled paper          #MERCVI1--12/01